UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 27, 2020
Date of Report (Date of earliest event reported)

Everi Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32622	20-0723270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7250 S. Tenaya Way, Suite 100, Las Vegas, Nevada, 89113
(Address of principal executive offices)

(800) 833-7110
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	EVRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Reduction in Executive Compensation Due to the Ongoing COVID-19 Pandemic
On March 30, 2020, in light of the impact of the novel and ongoing coronavirus pandemic (“COVID-19 pandemic”) on Everi Holdings Inc. (the “Company”), the Company’s executive officers elected to accept the following reductions to their compensation during the pendency of the COVID-19 pandemic in order to better position the Company to withstand the challenging conditions that have caused global and domestic disruption in the current economic environment, such that: (i) the Chief Executive Officer will forgo 100% of his base salary compensation; (ii) the President and Chief Operating Officer’s annual base salary will be reduced to $95,000; and (iii) all other executive officers’ annual base salaries will be reduced to $110,000.
Item 7.01. Regulation FD Disclosure.
Withdrawal of 2020 Guidance and Business Update Due to the Ongoing COVID-19 Pandemic
On March 24, 2020, the Company issued a press release to address certain aspects of the ongoing COVID-19 pandemic on the Company, including that the Company is withdrawing its annual 2020 financial guidance provided on March 2, 2020 due to the impact of the ongoing COVID-19 pandemic. Accordingly, investors should no longer rely on that information. The Company is not providing an updated outlook at this time and has suspended all share repurchases under its previously authorized repurchase program.
The Company also provided in the press release a discussion of actions that the Company is taking to address this impact, including certain cost reduction initiatives and providing certain business updates related to its liquidity and operations as a result of the ongoing COVID-19 pandemic. A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated in this Item 7.01 by reference.
The information disclosed in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly provided by specific reference in such a filing.
Item 8.01. Other Events.
Reduction in Compensation of Other Employees and Directors Due to the Ongoing COVID-19 Pandemic
Due to the impact of the ongoing COVID-19 pandemic on the Company, and in connection with the temporary reduction in the base salaries of the Company’s executive employees discussed above, the Company temporarily reduced the base salaries of a number of its salaried employees, effective as of March 30, 2020. Additionally, the independent members of the Board of Directors of the Company (the “Board”) elected to forgo 100% of their quarterly cash compensation for Board and related committee services during the pendency of the COVID-19 pandemic, effective as of April 1, 2020.
2020 Annual Meeting of Stockholders
On April 27, 2020, the Company issued a press release announcing that its 2020 annual meeting of stockholders will be held on June 16, 2020, a copy of which is filed as Exhibit 99.1 hereto and incorporated by reference herein.
The information in this Item 8.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section nor shall it be incorporated by reference in filing the Securities Act or the Exchange Act, except as expressly provided by specific reference in such a filing.
Definitive Proxy Statement on Form DEF 14A and Additional Definitive Proxy Soliciting Materials on Form DEFA14A
The Company is unable to file its Definitive Proxy Statement on Form DEF 14A and its Additional Definitive Proxy Soliciting Materials on Form DEFA14A (the “Proxy Statement and Related Materials”), in connection with its 2020 Annual Meeting of Stockholders, including the information omitted from the 2019 Annual Report pursuant to General Instruction G(3) of Form 10-K (the “Part III Information”), which it expected to include in the Proxy Statement.by the original deadline of April 29, 2020, due to the outbreak of, and local, state, and federal governmental responses to, the COVID-19 pandemic.

The Company’s operations have experienced significant disruptions as a result of the circumstances surrounding the COVID-19 pandemic. The Company has previously filed a Current Report on Form 8-K on April 21, 2020 for the purpose of supplementing the risk factors disclosed in Part I Item 1A of its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “2019 Annual Report”), to address the impact of the COVID-19 pandemic on the Company. Such impacts include, but are not limited to, the institution of social distancing and sheltering in place requirements in many states and communities where the Company and its customers operate, resulting in: temporary closures of nearly all of the Company’s casino customers, significantly impacting demand for the Company’s products and services, as well as office closures, the furlough of more than half of the Company’s employees, and the Company’s issuance of a work from home policy to protect its remaining employees and their families from potential virus transmission among co-workers. The office closures, employee furloughs, and work from home policy have, in turn, caused a delay in the preparation and filing of the Proxy Statement and Related Materials, and a majority of the Company’s remaining employees are working remotely to complete and file the Proxy Statement, including the Part III Information.
Considering the impact of these factors, the Company will be unable to compile and review certain information required to file the Proxy Statement by April 29, 2020, the original filing deadline, without unreasonable effort or expense.
On March 4, 2020, the Securities and Exchange Commission issued an order (Release No. 34-88318) under Section 36 of the Exchange Act granting exemptions from specified provisions of the Exchange Act and certain rules thereunder, as superseded by a subsequent order (Release No. 34-88465) issued on March 25, 2020 (collectively, the “Order”).
The Company is relying on the Order to delay the filing of the Proxy Statement and Related Materials and is accordingly furnishing this Current Report on Form 8-K prior to the deadline required by the Order. The Company expects to file the Proxy Statement and Related Materials, including the Part III Information, no later than June 15, 2020 (which is 45 days from the Proxy Statement’s original filing deadline of April 29, 2020).

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Document

99.1	Press release dated April 27, 2020.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERI HOLDINGS INC.

Date: April 27, 2020	By:	/s/ Todd A. Valli
Todd A. Valli, Senior Vice President, Corporate Finance and Chief Accounting Officer